Exhibit 99.1

LETTER OF TRANSMITTAL

for

CORELOGIC, INC.

Offer To Exchange Its

7.25% Senior Notes Due 2021

Which Have Been Registered Under the Securities Act of 1933,

for Any and All of the Outstanding 7.25% Senior Notes Due 2021

Pursuant to, and subject to the terms and conditions described in, the Prospectus dated —, 2012

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON —, 2012, UNLESS EARLIER TERMINATED OR EXTENDED BY CORELOGIC, INC.

The Exchange Agent for the Exchange Offer is:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By Mail, Hand or Overnight Delivery:	By Facsimile:

Wilmington Trust, National Association	(302) 636 - 4139
c/o Wilmington Trust Company
Corporate Capital Markets	For Information or Confirmation by Telephone
Rodney Square North	Sam Hamed
1100 North Market Street	(302) 636-6181
Wilmington, Delaware 19890-1626

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

Capitalized and uncapitalized terms defined in the Prospectus (as defined below) that are used but not defined herein shall have the same meaning given them in the Prospectus.

This Letter of Transmittal need not be completed if (a) the 7.25% Senior Notes Due 2021 (the “restricted notes”) are being tendered by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under “The exchange offer—Procedures for tendering restricted notes” and (b) an “agent’s message” is delivered to the Exchange Agent as described in the Prospectus under “The exchange offer—Procedures for tendering restricted notes.”

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. If restricted notes are registered in different names, a separate Letter of Transmittal must be submitted for each registered owner. See Instruction 2.

This Letter of Transmittal (the “Letter”) relates to the offer (the “Exchange Offer”) of CoreLogic, Inc. to exchange a 7.25% Senior Note Due 2021 which has been registered under the Securities Act of 1933 (each, a “note” and collectively, the “notes”) for each validly tendered and accepted restricted note pursuant to the prospectus dated —, 2012 (as may be amended or supplemented from time to time, the “Prospectus”). The restricted notes must be tendered in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. For each restricted note validly tendered and accepted for exchange, you will receive a note in the same aggregate principal amount. All tenders of restricted notes pursuant to the Exchange Offer must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on —, 2012; provided that CoreLogic, Inc. reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. CoreLogic, Inc. will notify holders of the restricted notes of any extension by means of giving oral or written notice of the extension to the Exchange Agent and by a public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. During any extension, all restricted notes previously tendered will remain subject to the Exchange Offer unless properly withdrawn.

The Exchange Offer is subject to certain conditions precedent as set forth in the Prospectus under the caption “The exchange offer—Certain conditions to the exchange offer.”

This Letter is to be completed by a holder of restricted notes if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Prospectus under “The exchange offer—Procedures for tendering restricted notes,” but only if an agent’s message is not delivered through DTC’s Automated Tender Offer Program (“ATOP”). Tenders by book-entry transfer may also be made through ATOP. Direct and indirect DTC participants that are accepting the Exchange Offer may transmit their acceptance to DTC through ATOP. DTC will then verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will also send an agent’s message to the Exchange Agent for its acceptance. The agent’s message will state that DTC has received an express acknowledgment from the tendering holder of restricted notes, which acknowledgment will confirm that such holder of restricted notes received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter, and that CoreLogic, Inc. may enforce this Letter against such holder of restricted notes. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of this Letter by the DTC participant identified in the agent’s message. Accordingly, this Letter need not be completed by a holder tendering through ATOP.

Holders of restricted notes who are unable to complete the procedures for book-entry transfer of their restricted notes into the Exchange Agent’s account at DTC prior to the Expiration Date must tender their restricted notes according to the guaranteed delivery procedures set forth in the Prospectus under “The exchange offer—Procedures for tendering restricted notes.”

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The undersigned has completed, executed and delivered this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the restricted notes to which this Letter relates. If restricted notes are registered in different names, a separate Letter must be submitted for each registered owner. See Instruction 2.

DESCRIPTION OF RESTRICTED NOTES TENDERED
Name of DTC Participant and Participant’s DTC Account Number in which Restricted Notes are Held	Principal Amount of Restricted Notes Tendered

*	The restricted notes must be tendered in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges that he or she has received the Prospectus and this Letter, which together constitute CoreLogic, Inc.’s offer to exchange a note for each restricted note, on the terms and subject to the conditions of the Prospectus.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to CoreLogic, Inc. the principal amount of restricted notes indicated above pursuant to the Exchange Offer for a note in the same aggregate principal amount for each validly tendered restricted note. Subject to, and effective upon, the acceptance of restricted notes tendered hereby, by executing and delivering this Letter (or agreeing to the terms of this Letter pursuant to an agent’s message) the undersigned: (i) irrevocably sells, assigns, and transfers to or upon the order of CoreLogic, Inc. all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of the restricted notes tendered hereby; (ii) waives any and all rights with respect to the restricted notes tendered hereby; and (iii) releases and discharges CoreLogic, Inc., the Trustee and the Exchange Agent with respect to the restricted notes tendered hereby from any and all claims such holder may have, now or in the future, arising out of or related to the restricted notes tendered hereby. The undersigned acknowledges and agrees that the tender of restricted notes made hereby may not be withdrawn except in accordance with the procedures set forth in the Prospectus.

The undersigned represents and warrants that it has full power and authority to legally tender, exchange, assign and transfer the restricted notes tendered hereby and to acquire the notes issuable upon the exchange of such tendered restricted notes, and that, when and if the restricted notes tendered hereby are accepted for exchange, CoreLogic, Inc. will acquire good and unencumbered title to the tendered restricted notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or CoreLogic, Inc. to be necessary or desirable to transfer ownership of such restricted notes on the account books maintained by DTC.

The undersigned agrees that acceptance of any and all restricted notes validly tendered hereby by CoreLogic, Inc. and issuance of notes in exchange therefor shall constitute performance in full by CoreLogic, Inc. of certain of its obligations under the registration rights agreement for the 7.25% Senior Notes due 2021, dated as of May 20, 2011, by and among CoreLogic, Inc., the guarantors and the initial purchasers party thereto.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of CoreLogic, Inc.) with respect to such restricted notes with full power of substitution to: (i) transfer ownership of such restricted notes on the account books maintained by DTC to, or upon the order of, CoreLogic, Inc.; (ii) present such restricted notes for transfer of ownership on the books of CoreLogic, Inc.; (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such restricted notes; and (iv) deliver, in book-entry form, the notes issuable upon acceptance of the restricted notes tendered hereby, together with any restricted notes not accepted in the Exchange Offer, to the DTC account designated herein by the undersigned, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

By tendering, the undersigned holder of restricted notes represents that:

•	any notes to be received by such holder will be acquired in the ordinary course of such holder’s business;

•	such holder has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the notes;

•	such holder is not an affiliate (within the meaning of Rule 405 under the Securities Act) of CoreLogic, Inc. or any of the guarantors of the notes;

•	such holder is not engaged in, and does not intend to engage in, the distribution (within the meaning of the Securities Act) of the notes;

•

if such holder is a broker-dealer, such holder will receive the notes in exchange for restricted notes that were acquired for such holder’s own account as a result of market-making activities or other trading activities and such holder acknowledges that such holder will deliver a prospectus in connection with any resale of the notes;

•

if such holder is a broker-dealer, such holder did not purchase the restricted notes being tendered in the Exchange Offer directly from CoreLogic, Inc. for resale pursuant to Rule 144A or Regulation S under the Securities Act or any other available exemption from registration under the Securities Act; and

•	such holder is not acting on behalf of any person who could not truthfully make the foregoing representations.

Any holder of restricted notes who tenders restricted notes in the Exchange Offer for the purpose of participating in a distribution of the notes, or is a broker-dealer who purchased the restricted notes directly from us for resale pursuant to Rule 144A or Regulation S, cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its series of interpretive “no-action” letters with respect to exchange offers and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer, unless an exemption from these requirements is otherwise available. If the undersigned is a broker-dealer, by tendering, the undersigned acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of notes received pursuant to the Exchange Offer in exchange for any restricted notes acquired for its own account as a result of market-making activities or other trading activities; however, by so acknowledging and delivering a prospectus in connection with the exchange of restricted notes, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

We understand that the staff of the SEC has taken the position that a broker-dealer who receives the notes in exchange for restricted notes that were acquired for its own account as a result of market-making activities or other trading activities (a “participating broker-dealer”) may fulfill its prospectus delivery requirements with respect to the notes, other than a resale of an unsold allotment from the initial offering of the restricted notes, with the Prospectus. Until the earlier of (a) 180 days after the closing of the Exchange Offer and (b) the first day after the consummation of the exchange offer when participating broker-dealers no longer have a prospectus delivery obligation under SEC staff interpretations, participating broker-dealers will be entitled to use the Prospectus in connection with the resale of notes, subject to exceptions, including our right to suspend the use of the Prospectus upon the terms and subject to the conditions set forth in the registration rights agreements referred to in the Prospectus, in which case the 180-day period will be extended by a number of days equal to the period of suspension. Each such participating broker-dealer will be subject to certain of the civil liability provisions under the Securities Act in connection with resales made pursuant to the Prospectus. Any participating broker-dealers required to use this Prospectus for resales of the notes must notify us of this fact by checking the box in this Letter requesting additional copies of these documents or by writing or telephoning the Exchange Agent.

All authority conferred or agreed to be conferred in this Letter shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The exchange offer—Certain conditions to the exchange offer.” The undersigned recognizes that as a result of these conditions, as more particularly set forth in the Prospectus, CoreLogic, Inc. may not be required to accept all or any of the restricted notes tendered hereby. A valid tender of restricted notes is not made in acceptable form and risk of loss therefore does not pass until receipt by the Exchange Agent of this Letter (or an agent’s message in lieu thereof) or a facsimile hereof, duly completed, dated and signed, together with all accompanying evidences of authority and any other required documents and signature guarantees in form satisfactory to CoreLogic, Inc. (which may delegate power in whole or in part to the Exchange Agent). All questions as to validity, form and eligibility of any tender of the restricted notes hereunder (including time of receipt) and acceptance of tenders and withdrawals of restricted notes will be determined by CoreLogic, Inc. in its sole discretion (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding.

In the event that the “Special Issuance and Payment Instructions” box is completed, any restricted notes tendered but not accepted in the Exchange Offer will be issued in the name(s), and delivered by book-entry transfer to the DTC account number(s), indicated in such box, provided that the undersigned has complied with the transfer restrictions applicable to the restricted notes set forth in the applicable indenture governing the restricted notes and the legend appearing on the restricted notes. However, CoreLogic, Inc. has no obligation pursuant to the “Special Issuance and Payment Instructions” box to transfer any restricted notes from the name(s) of the registered holders thereof to the person indicated in such box, if CoreLogic, Inc. does not accept any restricted notes so tendered. CoreLogic, Inc. and the Exchange Agent may, in appropriate circumstances, defer effecting transfer of restricted notes, and may retain such restricted notes, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the Exchange Agent.

Your bank or broker can assist you in completing this form. The instructions included with this Letter must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter may be directed to the Exchange Agent, whose address and telephone number appear on the first page of this Letter.

METHOD OF DELIVERY

☐        CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

☐        CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY, PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AS DESCRIBED IN THE PROSPECTUS UNDER “THE EXCHANGE OFFER—PROCEDURES FOR TENDERING RESTRICTED NOTES,” AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of eligible institution that Guaranteed Delivery

Delivered by Book-Entry Transfer?        Yes ☐            No  ☐

Account Number

Transaction Code Number

☐        CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE RESTRICTED NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”). WE WILL SEND YOU 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

SIGNATURE(S) OF HOLDER(S) OF RESTRICTED NOTES

Must be signed by registered holder(s) of restricted notes exactly as such participant’s name appears on a security position listing as the owner of restricted notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Letter. If signing is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 2 & 3.

Date

Name(s)

Capacity

Address (Include Zip Code)

DTC Account to which notes should be delivered for each restricted note accepted should be credited

Taxpayer Identification Number (See Instruction 9)

Telephone Number (Include Area Code)

SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
(See Instructions 2, 3, 5 & 7)

To be completed ONLY if notes for each restricted note accepted are to be issued, and restricted notes tendered but not accepted in the Exchange Offer are to be issued, in the name of someone other than the undersigned registered owner and to a DTC account number other than the account number specified above.

Record ownership of notes in book-entry form, and issue restricted notes tendered but not accepted in the Exchange Offer, in the name and to the DTC account number set forth below.

Name

DTC Account #

(Taxpayer Identification Number)
(See Instruction 9)

SIGNATURE GUARANTEE (SEE INSTRUCTIONS 2 & 3 BELOW)
(CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION)

Name of Eligible Institution Guaranteeing Signatures

Address (Including Zip Code)

Telephone Number (Including Area Code)

Authorized Signature

Printed Name

Title

INSTRUCTIONS

1. Delivery of Letter of Transmittal. To tender restricted notes in the Exchange Offer, book-entry transfer of the restricted notes into the Exchange Agent’s account with DTC, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter, or an agent’s message in lieu of this Letter, and any other documents required by this Letter, must be received by the Exchange Agent, at its address set forth herein, prior to 5:00 p.m. New York City time on the Expiration Date. Tenders of restricted notes in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter. The restricted notes must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

THE METHOD OF DELIVERY OF THIS LETTER, AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT’S MESSAGE TRANSMITTED THROUGH DTC’S AUTOMATED TENDER OFFER PROGRAM, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF RESTRICTED NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF RESTRICTED NOTES WILL BE ACCEPTED. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THIS LETTER AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO CORELOGIC, INC. OR DTC.

Restricted notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m. New York City time on the Expiration Date. In order to be valid, notice of withdrawal of tendered restricted notes must comply with the requirements set forth in the Prospectus under the caption “The exchange offer—Withdrawal rights.”

2. Signatures on Letter of Transmittal, Powers and Endorsements. This Letter must be signed by or on behalf of the registered holder(s) of the restricted notes tendered hereby. The signature(s) on this Letter must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such holder of restricted notes is a participant, without alteration or enlargement or any change whatsoever. IN ALL OTHER CASES, ALL SIGNATURES ON LETTERS OF TRANSMITTAL MUST BE GUARANTEED BY A SIGNATURE GUARANTOR.

If any of the restricted notes tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter. If this Letter or any restricted notes or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by CoreLogic, Inc., proper evidence satisfactory to CoreLogic, Inc. of their authority so to act must be submitted with this Letter.

3. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter or a notice of withdrawal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934. Signatures on a letter of transmittal need not be guaranteed if:

•	tendered restricted notes are registered in the name of the signer of this Letter;

•	the notes to be issued in exchange for the restricted notes are to be issued in the name of the registered holder of the restricted notes; and

•	any untendered restricted notes are to be reissued in the name of the registered holder of the restricted notes.

An Eligible Guarantor Institution (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), means:

(i) Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

(ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Exchange Act;

(iii) Credit unions (as that term is defined in Section 19b(1)(A) of the Federal Reserve Act);

(iv) National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Exchange Act; and

(v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

For a correction of name or a change in name which does not involve a change in ownership, you may proceed as follows: for a change in name by marriage, etc., this Letter should be signed, e.g., “Mary Doe, now by marriage, Mary Jones.” For a correction in name, this Letter should be signed, e.g., “James E. Brown, incorrectly inscribed as J. E. Brown.” In any such case, the signature on this Letter must be guaranteed as provided above, and the holder must complete the Special Issuance and Payment Instructions above.

You should consult your own tax advisor as to possible tax consequences resulting from the issuance of notes, as described above, in a name other than that of the registered holder(s) of the surrendered restricted notes.

4. Guaranteed Delivery Procedures. Holders who wish to tender their restricted notes but whose restricted notes are not immediately available, and who cannot deliver their restricted notes, this Letter or any other documents required hereby to the Exchange Agent or complete the procedure for book-entry transfer, in each case, prior to the Expiration Date must tender their restricted notes according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures:

(i) such tender must be made by or through an Eligible Guarantor Institution;

(ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery or facsimile transmission) setting forth the name and address of the tendering holder, the names in which the restricted notes being tendered are registered, the certificate number(s) of such restricted notes, the principal amount of restricted notes being tendered, and a statement that the tender is being made thereby and guaranteeing that within three business days after the Expiration Date a confirmation of book-entry transfer of such restricted notes into the Exchange Agent’s account at DTC and an agent’s message or a properly completed and duly executed Letter, together with the certificates representing the tendered restricted notes and any other required documents will be delivered to the Exchange Agent; and

(iii) such properly completed and executed Letter or facsimile of this Letter, as well as all other documents required by this Letter and the certificate(s) representing all restricted notes being tendered in proper form for transfer or a confirmation of book-entry transfer of such restricted notes into the Exchange Agent’s account at the DTC and an agent’s message, must be received by the Exchange Agent within three business days after the Expiration Date. Any holder who wishes to tender restricted notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such restricted notes prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an eligible holder who attempted to use the guaranteed delivery process.

5. Transfer Taxes. CoreLogic, Inc. will pay all transfer taxes, if any, applicable to the exchange of restricted notes to CoreLogic, Inc. in the Exchange Offer. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

•

notes, or restricted notes that are tendered for exchange in part only or that are not accepted for exchange, are to be issued in the name of any person other than the registered holder of the restricted notes tendered; or

•	tendered restricted notes are registered in the name of any person other than the person signing this Letter; or

•	a transfer tax is imposed for any reason other than the exchange of restricted notes for notes pursuant to the Exchange Offer.

If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with the Letter, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the restricted notes tendered by such holder.

6. Validity of Surrender; Irregularities. All questions as to validity, form and eligibility of any surrender of the restricted notes hereunder will be determined by CoreLogic, Inc., in its sole discretion (which may delegate power in whole or in part to the Exchange Agent), and such determination shall be final and binding. CoreLogic, Inc. reserves the right to waive any irregularities or defects in the surrender of any restricted notes and its interpretations of the terms and conditions of this Letter (including these instructions) with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

7. Special Issuance and Payment Instructions and Special Delivery Instructions. Indicate the name in which ownership of the notes on the DTC security listing position is to be recorded if different from the name of the person(s) signing this Letter. A Social Security Number will be required.

8. Additional Copies. Additional copies of this Letter may be obtained from the Exchange Agent at the address listed below.

9. Taxpayer Identification Number and Backup Withholding. If you are a U.S. person (including a resident alien), you are required, unless an exemption applies, to provide the Exchange Agent with a correct Taxpayer Identification Number (“TIN”), generally your social security number or employer identification number, and with certain other information, on Substitute Form W-9, which is provided below, and to certify, under penalties of perjury, that such TIN is correct and that you are not subject to backup withholding. If you are a non-resident alien or a foreign entity, you must submit the appropriate completed Internal Revenue Service (“IRS”) Form W-8 (generally IRS Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) in order to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the Exchange Agent at the address below. If the restricted notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

Failure to provide the information on the form may subject the holder (or other payee) to a penalty of $50 imposed by the IRS and federal income tax backup withholding on the payment of the amounts due.

The Certificate of Awaiting Taxpayer Identification Number should be completed and provided to the Exchange Agent along with the properly completed Substitute Form W-9 if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the Certificate of Awaiting Taxpayer Identification Number has been completed and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will backup withhold on payment of the amounts due until a TIN is provided to the Exchange Agent.

IF FURTHER INSTRUCTIONS ARE DESIRED, CONTACT THE EXCHANGE AGENT.

Wilmington Trust, National Association

c/o Wilmington Trust Company

Corporate Capital Markets

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890-1626

IMPORTANT TAX INFORMATION

As described in Instruction 9, under U.S. federal income tax law, a holder whose restricted notes are accepted for exchange is required by law to provide the Exchange Agent with such holder’s correct TIN on Substitute Form W-9 (provided below). Certain holders (including, among others, all corporations and certain foreign individuals and entities) may be exempted from these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status. Such statements can be obtained from the Exchange Agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Exchange Agent may be required to backup withhold on any such payments made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

TO BE COMPLETED BY HOLDERS WHO ARE U.S. HOLDERS

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type See Specific Instructions below	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
Check appropriate box for federal tax classification
	☐	Individual/ Sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate	☐	Exempt from backup withholding
☐ Limited liability company (D=disregarded entity, C=C corporation, S=S corporation P=partnership) ▶ ☐ Other ▶ ........
	Address (number, street, and apt. or suite no.)									Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions under Part I. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN.

Note: If the account is in more than one name, see the chart under What Name and Number To Give the Requester for guidelines on whose number to enter.

or
Social security number

Employer Identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions under Part II.)

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Substitute Form W-9 only if you are a U.S. person (including a resident alien) to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct,

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to withholding tax on foreign partner’s share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is

Substitute Form W-9

required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity,

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Substitute Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester, or

2. You do not certify your TIN when required (see the Part II instructions for details), or

3. The IRS tells the requester that you furnished an incorrect TIN, or

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions under Exempt from Backup Withholding and the separate Instructions for the Requester of Form W-9. Also see Special rules for partnerships above.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your social security card on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax

Substitute Form W-9

purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

2. The United States or any of its agencies or instrumentalities;

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation;

7. A foreign central bank of issue;

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

9. A futures commission merchant registered with the Commodity Futures Trading Commission;

10.	A real estate investment trust;

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940;

12.	A common trust fund operated by a bank under section 584(a);

13.	A financial institution;

14.	A middleman known in the investment community as a nominee or custodian; or

15.	A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt recipients 1 through 7[2]
[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a Federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC)), enter the owner’s SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note: See the chart on under What Name and Number To Give the Requester for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

You will be subject to backup withholding on all payments if you do not provide your TIN to the requester.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Substitute Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt from backup withholding.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for

Substitute Form W-9

services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA or Archer MSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
	For this type of account:	Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporate or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing method or the Optional Form 1099 Filing Method 2(see Regulation section 1.671-4(b)(2)(i)(B))	The Trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name, and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships above.

*Note.	Grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039. For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance. Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338). Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Substitute Form W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

(TO BE COMPLETED IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER)

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature	Date ,